SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to
Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: July 1, 2005

Community Valley Bancorp

(Exact Name of Registrant as Specified in its Charter)

California	333-85950	68-0479553
(State or Other Jurisdiction of Incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

2041 Forest Avenue, Chico, California		95928
(Address of Principal Executive Offices)		(Zip Code)

(530) 899-2344

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(a)               Not applicable

(b)              Not applicable

(c)               Not applicable

(d)              The Registrant appointed Jack B. Schmelke to its board of directors effective June 22, 2005.  Mr. Schmelke has no outstanding debt to the Registrant or any of its subsidiaries.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Community Valley Bancorp has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COMMUNITY VALLEY BANCORP

Date: July 1, 2005	By:	/s/ KC Robbins
Keith C. Robbins
Chief Executive Officer